SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2005

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation) 155 Morristown Road Bernardsville, New Jersey (Address of principal executive offices)	000-50055 (Commission File Number)	22-3768777 (IRS Employer Identification No.) 07924 (Zip Code)

(908) 221-0100
(Registrant's telephone number, including area code)

Item 5.02(b) Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

Effective April 27, 2005, Richard Fowler has resigned from the Board of Directors of Somerset Hills Bancorp due to scheduling conflicts arising from other business commitments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005	SOMERSET HILLS BANCORP By: /s/Stewart E. McClure, Jr. Stewart E. McClure, Jr. President, Chief Executive Officer and Chief Operating Officer